UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02675)

Exact name of registrant as specified in charter: Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Income Fund

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax Exempt
Income Fund

3 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Tax Exempt Income Fund: Potential for
income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk, which is the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addi tion to investing in high-quality bonds, the team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often than investment-grade bonds because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower
tax rates would not be as advantageous.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Performance snapshot

Putnam Tax Exempt
Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit the Individual Investors section of www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The Lehman Municipal Bond Index began operations on 12/31/79.

The period in review

Thalia, financial markets have been extremely volatile in recent months. How has the municipal bond market fared?

The municipal bond market has been very challenging. A number of factors related to the subprime lending crisis contributed to an increase in volatility for municipal bonds. Concerns about the financial health of insurers, which also insured subprime debt, put additional pressure on insured municipal bonds.

How did the fund perform during the six-month period?

The fund’s class A share return was essentially flat: a 0.02% loss for the six months ended March 31, 2008. Although we are never happy to report a negative result, we are pleased that in a difficult period the fund performed roughly in line with its benchmark index (0.75%) and outperformed the average of its peers (–1.01%), as measured by Lipper.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 21.

Can you describe in greater detail some of the concerns weighing on the market?

One major concern involved monoline insurers, the companies that insure certain municipal bonds and other types of securitized credit. Initially, investors were worried about the insurers’ involvement in subprime-related securities, and their responsibility for covering those losses. As the credit crisis unfolded, however, investors began to worry about all securities covered by these insurers, including municipal bonds. The volatility has continued during the past six months as several monoline insurers were downgraded or put on negative watch by the ratings agencies. These downgrades created a significant dislocation in the market. Today, of the seven major insurers, only two — Financial Security Assurance and Assured Guaranty Ltd. —have the highest ratings from the three leading rating agencies. Several have stopped writing new contracts altogether, and that development has taken a toll on the issuance of new insured bonds.

Beyond the monoline issues, concerns about the slowdown of the economy and its possible effect on tax revenues weighed on the municipal bond market. Liquidity problems persisted in credit markets in general, and hedge funds, a major source of demand in 2007, sold a great deal of municipal bonds in early 2008 in order to raise capital. All of these issues put downward pressure on municipal bond prices.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

How did you position the portfolio to address these issues?

We were fairly conservative in how we invested during the period. We owned primarily investment-grade bonds with roughly 40% rated Aaa at the end of March. We increased our holdings in shorter-term bonds, which generally performed better than longer-term bonds. We also were underweight in insured bonds relative to our benchmark index, which helped fund performance when the insurers became an issue. Puerto Rico Aqueduct and Sewer Authority bonds also boosted results during the period. We added the bonds at attractive valuations with historically high yields, and the bonds have appreciated. Having said that, not all our strategies worked in our favor. Our prepaid gas bonds, such as the Tennessee Energy Acquisition Corporation bonds, detracted from performance as investors became concerned about the investment banks that back the bonds. Our airline-related holdings declined on the basis of rising fuel costs and a slowing economy. And tobacco settlement bonds, such as those issued from Buckeye Tobacco Settlement Financing Authority, also disappointed.

How have you adapted the portfolio to the changing market environment?

The kind of dislocation we’ve seen in recent months is rare. We believe that

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

many areas of the municipal bond market have been oversold by panicked investors, and this situation has created opportunities for the fund to add highly rated bonds paying unusually high yields. At one point in February, 10-year Aaa-rated municipal bonds were yielding 17% more than 10-year Treasury bonds, despite the fact that municipal bond income is tax-free.

While we expect continued volatility in 2008, we also have begun to look ahead to the eventual return of more normal valuations. To that end, we are opportunistically adding to lower-quality bonds, principally by selling Aaa- and Aa-rated bonds and buying Baa-rated bonds. Bear in mind that as of the end of March, 75% of the portfolio remained invested in bonds rated A or higher.

As prices of longer-term bonds fell during the period, we also moved selectively into some longer-term holdings, particularly in the 15- to 20-year maturity range. We believe that the addition of these bonds should help improve the fund’s yield while positioning the fund for potential price increases down the road. Although we were relatively cautious about insured bonds at the beginning of the period, we have since found value in those with good underlying credit quality. Some of these bonds have been oversold, in our opinion, as a result of the monoline insurer issues. We also have added to our holdings of utilities-related bonds with the view that utilities are generally a solid defensive sector that now has favorable fundamentals and cheaper valuations. And we added to our holdings in the tobacco sector after it was especially hard hit during the sell-off.

Thalia, what’s your outlook?

With the economy struggling, we are clearly not out of the woods yet. State budgets are a concern across the country, but we do not foresee credit downgrades of general obligation bonds at this point. Even California’s $16 billion deficit is a fraction of what the state has overcome in the past. Having said that, we are being careful in some areas, like New York City, where we expect the financial-industry-led recession to be more severe. Declining real estate values will also have a greater effect on some areas of the country, such as Florida, over others. We began to underweight land-secured bonds last year, and we remain underweight today. The monoline insurer situation also may continue to dominate headlines in the coming weeks and months. Investors should understand that while the market will likely remain choppy in the near term, the Federal Reserve has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

The silver lining from an investment standpoint is that we are finding opportunities to add value to the portfolio. We intend to keep the fund’s overall credit profile high, but we will look to add lower-quality names in the Baa and Ba range where we have strong conviction. Overall, municipal bond asset quality is still quite sound, in our opinion. We also believe income tax rates are not likely to fall from here, but they may rise with a new administration in the White House and the scheduled 2010 sunset of the current tax code. This combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling opportunity, in our view.

Thank you,Thalia, for your time and insights today.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. ClassY shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.01%	6.87%	6.20%	6.20%	6.14%	6.14%	6.58%	6.47%	3.31%

10 years	49.28	43.30	40.09	40.09	37.37	37.37	45.03	40.36	49.53
Annual average	4.09	3.66	3.43	3.43	3.23	3.23	3.79	3.45	4.11

5 years	20.57	15.86	17.02	15.08	15.95	15.95	18.91	15.19	20.77
Annual average	3.81	2.99	3.19	2.85	3.00	3.00	3.52	2.87	3.85

3 years	9.41	4.94	7.42	4.54	6.71	6.71	8.47	4.85	9.59
Annual average	3.04	1.62	2.41	1.49	2.19	2.19	2.75	1.59	3.10

1 year	0.83	–3.15	0.41	–4.42	–0.02	–0.98	0.66	–2.56	1.00

6 months	–0.02	–4.02	–0.19	–5.09	–0.44	–1.41	–0.05	–3.29	0.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.79%	1.44%	1.59%	1.09%	0.59%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Comparative index returns For periods ended 3/31/08

		Lipper General
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	—†	6.13%

10 years	62.76%	45.86
Annual average	4.99	3.83

5 years	21.21	16.41
Annual average	3.92	3.07

3 years	11.52	7.67
Annual average	3.70	2.49

1 year	1.90	–0.84

6 months	0.75	–1.01

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/08, there were 243, 235, 218, 212, 147, and 9 funds, respectively, in this Lipper category.

† The Lehman Municipal Bond Index began operations on 12/31/79.

Fund price and distribution information For the six-month period ended 3/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		3

Income [1]	$0.188501		$0.163694	$0.152648	$0.176455		$0.099863

Capital gains [2]	—		—	—	—		—

Total	$0.188501		$0.163694	$0.152648	$0.176455		$0.099863

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/07	$8.64	$9.00*	$8.64	$8.65	$8.66	$8.95	—

1/2/08†	—	—	—	—	—	—	$8.62

3/31/08	8.45	8.80	8.46	8.46	8.48	8.76	8.46

Current return
(end of period)

Current dividend rate [3]	4.54%	4.36%	3.96%	3.70%	4.24%	4.11%	4.74%

Taxable equivalent [4]	6.98	6.71	6.09	5.69	6.52	6.32	7.29

Current 30-day
SEC yield [5]	N/A	3.88	3.40	3.25	N/A	3.63	4.38

Taxable equivalent [4]	N/A	5.97	5.23	5.00	N/A	5.58	6.74

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.15	$ 7.34	$ 8.08	$ 5.60	$ 1.52

Ending value (after expenses)	$999.80	$998.10	$995.60	$999.50	$993.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08 (1/2/08 to 3/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.19	$ 7.41	$ 8.17	$ 5.65	$ 1.53

Ending value (after expenses)	$1,020.85	$1,017.65	$1,016.90	$1,019.40	$1,010.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08 (1/2/08 to 3/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized
expense ratio	0.83%	1.47%	1.62%	1.12%	0.62%

Average annualized expense
ratio for Lipper peer group*	0.84%	1.48%	1.63%	1.13%	0.63%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Tax Exempt Income Fund	25%	12%	13%	33%	24%

Lipper General Municipal Debt
Funds category average	51%	38%	34%	49%	45%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar ® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2008, and March 31, 2007.

Trustee and Putnam employee fund ownership

As of March 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$134,000	$ 88,000,000

Putnam employees	$164,000	$630,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 83rd percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

46th	31st	37th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 241, 233 and 217 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General Municipal Debt Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 27%, 16%, and 37%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 62nd out of 235, 33rd out of 212, and 54th out of 147, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

Key to abbreviations

AGO Assured Guaranty, Ltd.	FRN Floating Rate Notes

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance

Cmwlth of PR Gtd. Commonwealth of	GNMA Coll. Government National Mortgage
Puerto Rico Guaranteed	Association Collateralized

COP Certificate of Participation	G. O. Bonds General Obligation Bonds

FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company

FHA Insd. Federal Housing Administration Insured	PSFG Permanent School Fund Guaranteed

FHLMC Coll. Federal Home Loan Mortgage	Radian Insd. Radian Group Insured
Corporation Collateralized
U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage
Association Collateralized	VRDN Variable Rate Demand Notes

FRB Floating Rate Bonds	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.0%)*

	Rating**	Principal amount	Value

Alabama (0.4%)
AL Hsg. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$1,180,000	$1,186,313
Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	2,855,000	2,886,148
U. of AL Rev. Bonds (Hosp. Birmingham),
Ser. A, AMBAC, 5s, 9/1/14	Aaa	500,000	538,335
			4,610,796

Alaska (0.2%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	1,965,000	1,940,614

Arizona (2.0%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 7/8s,
12/1/20 (Prerefunded)	BBB	600,000	680,556
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	B+/P	3,850,000	3,935,085
Cochise Cnty. , Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	5,760,000	5,718,874
Mesa, Util. Syst. Rev. Bonds, FGIC,
7 1/4s, 7/1/12	Aaa	3,635,000	4,205,332
Phoenix, Indl. Dev. Auth. VRDN (Valley of the
Sun YMCA), 1.3s, 1/1/31	A–1+	1,360,000	1,360,000

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Arizona continued
Queen Creek, Special Assmt. Bonds (Impt.
Dist. No. 001), 5s, 1/1/26	Baa2	$725,000	$668,747
Salt Verde, Fin. Corp. Gas Rev. Bonds,
5s, 12/1/32	Aa3	6,000,000	5,176,020
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), 5.8s, 12/1/31
(Prerefunded)	A3	2,475,000	2,758,487
Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	489,130
			24,992,231

Arkansas (0.6%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	4,900,000	5,329,485
Fayetteville, Sales & Use Tax Cap. Impt. Rev.
Bonds, Ser. A, FSA, 4s, 11/1/21	Aaa	230,000	223,413
Springdale, Sales & Use Tax Rev. Bonds, FSA,
4.05s, 7/1/26	Aaa	1,500,000	1,446,615
			6,999,513

California (5.0%)
CA Edl. Fac. Auth. Rev. Bonds
(Scripps College), 5s, 8/1/31	A1	500,000	481,960
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,177,845
CA Infrastructure & Econ. Dev. Bank Rev.
Bonds (Science Ctr. Phase II), Ser. B, FGIC,
5s, 5/1/23	A3	640,000	647,610
CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA), 5 1/4s, 2/1/37	Baa2	1,500,000	1,263,840
CA Poll. Control Fin. Auth. VRDN (Pacific
Gas & Electric Corp.), Ser. E, 0.95s, 11/1/26	A–1+	19,000,000	19,000,000
CA State G. O. Bonds
MBIA, 5 3/4s, 12/1/11	Aaa	225,000	243,101
MBIA, 5 1/4s, 10/1/13	Aaa	1,125,000	1,243,339
5 1/8s, 4/1/23	A1	3,000,000	3,048,690
5s, 11/1/30	A1	5,000	4,946
5s, 11/1/30 (Prerefunded)	AAA	60,000	64,995
5s, 2/1/29 (Prerefunded)	AAA	50,000	55,000
FGIC, 5s, 6/1/26	A1	5,000,000	5,017,900
CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. A, 5 1/2s, 5/1/11	Aa3	500,000	539,535
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/16	AA+	6,000,000	6,271,560
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	A1	200,000	183,886
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) † (F)	D/P	4,000,000	44,000

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

California continued
Delano, COP (Delano Regl. Med. Ctr.),
5.6s, 1/1/26	BBB–	$500,000	$469,470
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	A3	300,000	280,272
Garvey, School Dist. G. O. Bonds (Election
of 2004), FSA, zero %, 8/1/26	Aaa	545,000	195,579
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	1,500,000	1,657,440
(Tobacco Settlement), Ser. B, AMBAC,
FHLMC Coll., FNMA Coll., 5s, 6/1/38
(Prerefunded)	Aaa	530,000	570,068
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	Aaa	315,000	316,474
Lompoc, Hlth. Care Dist. G. O. Bonds
(Election of 2005), Ser. B, XLCA
5s, 8/1/29	A3	1,285,000	1,220,275
5s, 8/1/28	A3	1,125,000	1,075,140
Ontario, COP (Wtr. Syst. Impt.), MBIA,
5s, 7/1/29	Aaa	500,000	502,625
Port Oakland, Rev. Bonds, Ser. L, FGIC,
5 3/8s, 11/1/27	A1	8,920,000	8,570,068
Riverside Cnty., Asset Leasing Corp. Leasehold
Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
zero %, 6/1/25	Aaa	4,000,000	1,558,120
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, zero %, 12/1/22	A3	7,500,000	3,399,750
San Bernardino, City U. School Dist. G. O.
Bonds, Ser. A, FSA, 5s, 8/1/28	Aaa	5,005,000	5,083,278
			64,186,766

Colorado (1.6%)
CO Edl. & Cultural Fac. Auth. VRDN (National
Jewish Federation Bond), Ser. A1, 1.30s, 9/1/33	VMIG1	5,500,000	5,500,000
CO Hlth. Fac. Auth. Rev. Bonds
(Hosp. Impt. — NCMC, Inc.), FSA, 5 3/4s,
5/15/19 (Prerefunded)	Aaa	3,000,000	3,151,860
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,014,510
(Valley View Assn.), 5 1/8s, 5/15/37	BBB	1,500,000	1,289,145
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,049,100
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	2,520,000	2,625,084
6 3/8s, 12/15/30 (Prerefunded)	A3	2,480,000	2,754,536
E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A,
MBIA, zero %, 9/1/34	Aaa	13,000,000	2,545,660
			19,929,895

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Connecticut (0.5%)
CT State Dev. Auth. Rev. Bonds (Mystic Marine
Life Aquarium), Ser. A, 4 5/8s, 5/1/37	Aa3	$2,500,000	$2,212,825
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	750,000	722,948
CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,003,510
			5,939,283

Delaware (0.1%)
DE State Hlth. Facs. Auth. Rev. Bonds (Beebe
Med. Ctr.), Ser. A, 5 1/2s, 6/1/24	Baa1	1,250,000	1,216,013

District of Columbia (0.9%)
DC Ballpark Rev. Bonds, Ser. B-1, FGIC,
5s, 2/1/25	A3	1,035,000	1,001,756
DC FRB (Multimodal-Medlantic), Ser. C, FSA,
8.033s, 8/15/38	Aaa	3,525,000	3,525,000
DC G.O. Bonds, Ser. A
FSA, 5s, 6/1/26	Aaa	5,005,000	5,043,589
MBIA, 5s, 6/1/15 (Prerefunded)	Aaa	170,000	172,560
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 3/4s, 5/15/40	BBB	460,000	460,768
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds,
FGIC, 5s, 10/1/33	A1	1,005,000	1,000,689
			11,204,362

Florida (9.8%)
Cape Coral, Wtr. & Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	Aaa	3,000,000	2,996,400
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5 7/8s, 5/1/14	BB–/P	750,000	672,068
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,500,000	1,471,290
FL Hsg. Fin. Corp. Rev. Bonds
(Home Owner Mtge.), Ser. 7, FSA,
6s, 1/1/21	Aaa	590,000	599,588
Ser. G, 5 3/4s, 1/1/37	Aa1	1,725,000	1,736,540
(Noah’s Landing Apts.), Ser. H-1, FSA,
5 3/8s, 12/1/41	Aaa	1,710,000	1,627,065
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 5s, 1/1/36	Aa1	1,695,000	1,694,525
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.3s, 7/1/15	Aa1	330,000	319,796
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.2s, 7/1/14	Aa1	325,000	315,721

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Florida continued
FL Hsg. Fin. Corp. Rev. Bonds
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.1s, 7/1/13	Aa1	$285,000	$277,328
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4.1s, 1/1/13	Aa1	240,000	234,038
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 4s, 7/1/12	Aa1	190,000	188,746
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 3.7s, 1/1/10	Aa1	175,000	176,671
(Home Owner Mtge.), Ser. 1, GNMA Coll.,
FNMA Coll., FHLMC Coll., 3 1/2s, 1/1/09	Aa1	140,000	141,478
Flagler Cnty., School Board COP, Ser. A, FSA,
5s, 8/1/19	Aaa	500,000	525,300
Fleming Island, Plantation Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. B, 7 3/8s, 5/1/31
(Prerefunded)	AAA	750,000	832,463
Gateway Svcs. Cmnty., Dev. Dist. Special
Assmt. Bonds (Stoneybrook), 5 1/2s, 7/1/08	BB+/P	5,000	4,991
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
U. S. Govt. Coll., 7 1/4s, 10/1/29
(Prerefunded)	AAA/F	7,030,000	7,951,914
5 1/4s, 6/1/20	BBB+	1,000,000	984,050
Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, 7.65s, 7/1/16	A3	18,500,000	23,304,820
Highlands Cnty., Hlth. Fac. Auth. FRN
(Adventist Hlth.), Ser. A, 5s, 11/15/23	A1	200,000	195,120
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31
(Prerefunded)	A1	1,000,000	1,118,350
Hillsborough Cnty., Cmnty. Investment Tax
Rev. Bonds, AMBAC, 5s, 5/1/24	Aaa	1,250,000	1,261,100
Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Rev. Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/25	Baa2	1,125,000	1,130,220
AMBAC, 5s, 12/1/34	Aaa	1,350,000	1,340,901
Kissimmee, Util. Auth. Rev. Bonds, FSA,
5 1/4s, 10/1/18	Aaa	2,270,000	2,428,355
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A,
6 3/8s, 10/1/25	BB–/P	2,500,000	2,500,150
(Shell Point Village), Ser. A, 5 1/2s,
11/15/29 (Prerefunded)	AAA	4,900,000	5,204,241
Leesburg, Cap. Impt. Rev. Bonds, FGIC,
5 1/4s, 10/1/27	A3	1,600,000	1,603,488

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Florida continued
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	$1,000,000	$989,470
6.7s, 11/15/19	Ba1	3,700,000	3,772,964
Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/26	A	3,000,000	3,037,950
Miami-Dade Cnty., School Board COP, Ser. D,
FGIC, 5s, 8/1/29	A	4,225,000	3,900,943
North Broward, Hosp. Dist. Rev. Bonds
6s, 1/15/31 (Prerefunded)	A2	2,340,000	2,567,308
6s, 1/15/31 (Prerefunded)	A2	235,000	258,495
Oakstead, Cmnty. Dev. Dist. Cap. Impt. Rev.
Bonds, Ser. A, U.S. Govt. Coll., 7.2s, 5/1/32
(Prerefunded)	AAA	2,095,000	2,294,444
Okeechobee Cnty., Solid Waste Mandatory
Put Bonds (Waste Mgt./Landfill), Ser. A,
4.2s, 7/1/09	BBB	750,000	746,370
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care)
Ser. A, MBIA, 6 1/4s, 10/1/18	Aaa	3,000,000	3,396,030
U.S. Govt. Coll., 5 3/4s, 12/1/32
(Prerefunded)	A2	3,340,000	3,738,161
Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
(Cmnty. Provider Pooled Loan Program),
Ser. A, FSA, 7 3/4s, 7/1/10	Aaa	49,000	49,188
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB–/P	300,000	243,621
Port Everglades, Port. Auth. Rev. Bonds, U.S.
Govt. Coll., 7 1/8s, 11/1/16 (Prerefunded)	Aaa	6,710,000	7,792,726
South Broward, Hosp. Dist. Rev. Bonds, MBIA,
4 3/4s, 5/1/28	Aaa	2,000,000	1,862,000
South Miami, Hlth. Fac. Hosp. Rev. Bonds
(Baptist Hlth. South FL Group), 5s, 8/15/27	Aa3	7,050,000	6,963,426
South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	485,000	415,107
St. Lucie Cnty., School Board COP, Ser. A,
FSA, 5s, 7/1/23	Aaa	4,300,000	4,375,766
Sumter Cnty., School Dist. Rev. Bonds (Multi-
Dist. Loan Program), FSA, 7.15s, 11/1/15	Aaa	4,800,000	5,935,536
Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.2s, 10/1/22	Aaa	5,995,000	6,286,657
Tampa, Hosp. Rev. Bonds (H. Lee Moffit
Cancer & Research Inst.), Ser. A, 5 3/4s, 7/1/29	A3	2,500,000	2,528,450
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	100,000	84,339
U. Central FL Assn., Inc. COP, Ser. A, FGIC,
5 1/4s, 10/1/34	A3	500,000	492,265
Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	930,000	932,093

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Florida continued
Waterlefe, Cmnty., Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. B, 6 1/4s, 5/1/10	BB+/P	$45,000	$45,152
West Palm Beach Cmnty., Redev. Agcy. Tax
Alloc. (Northwood-Pleasant Cmnty.),
5s, 3/1/29	A	375,000	338,816
			125,883,994

Georgia (3.9%)
Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC, 5.6s,
1/1/30 (Prerefunded)	A1	1,000,000	1,065,860
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C,
FSA, 1.35s, 11/1/41	A–1+	5,700,000	5,700,000
Cherokee Cnty., Wtr. & Swr. Auth. Rev. Bonds,
Ser. 06, FSA, 5s, 8/1/25 ##	Aaa	500,000	511,720
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U. S. Govt. Coll., 6 1/4s,
10/1/18 (Prerefunded)	AAA	1,000,000	1,149,640
GA Muni. Elec. Pwr. Auth. Rev. Bonds
Ser. B, FGIC, 8 1/4s, 1/1/11	A1	10,000,000	11,435,100
Ser. 05-Y, AMBAC, 6.4s, 1/1/13	Aaa	20,280,000	22,548,521
Ser. 05-Y, AMBAC, 6.4s, 1/1/13
(Prerefunded)	Aaa	220,000	242,609
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	1,310,000	1,452,043
Main St. Natural Gas, Inc. Rev. Bonds (GA Gas)
Ser. A, 5 1/2s, 9/15/23	A1	3,000,000	2,786,250
Ser. B, 5s, 3/15/13	A1	500,000	498,255
Richmond Cnty., Dev. Auth. Rev. Bonds
(Amt. -Intl. Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,937,754
			49,327,752

Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	475,000	475,166
Madison Cnty., Hosp. COP, 5 1/8s, 9/1/13	BBB–	250,000	250,048
			725,214

Illinois (1.3%)
Chicago, Board of Ed. VRDN, Ser. C-1, FSA,
1.25s, 3/1/31	A–1+	1,100,000	1,100,000
Cook Cnty., G.O. Bonds, Ser. B, MBIA,
5s, 11/15/29	Aaa	1,250,000	1,251,325
IL Edl. Fac. Auth. (U. of Chicago), Ser. B,
4.05s, 7/1/25	Aa1	1,000,000	1,019,710
IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,249,843

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Illinois continued
IL Fin. Auth. Rev. Bonds
(Sherman Hlth. Syst.), Ser. 07-A,
5 1/2s, 8/1/37	A–	$4,000,000	$3,653,440
(Newman Foundation), Radian Insd.,
5s, 2/1/32	AA	3,000,000	2,708,280
IL Hlth. Fac. Auth. Rev. Bonds (Children’s
Memorial Hosp.), Ser. A, AMBAC, 5 3/4s,
8/15/25 (Prerefunded)	Aaa	2,000,000	2,116,380
IL State G.O. Bonds, FSA, 5 3/8s, 10/1/12	Aaa	1,650,000	1,818,729
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/22	Aaa	1,000,000	1,038,240
			16,955,947

Indiana (1.3%)
Anderson, Econ. Dev. Rev. Bonds
(Anderson U.), 5s, 10/1/24	BBB–/F	965,000	890,473
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa2	6,150,000	5,970,236
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	Aaa	3,000,000	3,044,520
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,150,000	3,973,335
IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,349,207
IN U. Rev. Bonds (IN U. Fac.), AMBAC,
5 1/4s, 11/15/23	Aaa	700,000	730,128
Indianapolis, Local Pub. Impt. Board Rev. Bonds,
Ser. D, FGIC, 5s, 1/1/13	Aa2	645,000	692,756
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	497,975
			17,148,630

Iowa (1.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	485,000	484,859
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Genesis Med Ctr), 6 1/4s, 7/1/25	A1	1,500,000	1,547,235
(Care Initiatives), 9 1/4s, 7/1/25
(Prerefunded)	AAA	7,795,000	9,422,440
(Care Initiatives), 9.15s, 7/1/09
(Prerefunded)	AAA	35,000	35,724
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care
Initiatives), Ser. A, 5 1/2s, 7/1/21	BBB–	2,500,000	2,324,000
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	2,500,000	2,250,300
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	635,805
			16,700,363

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Kansas (0.7%)
Burlington, Env. Impt. Rev. Bonds (Pwr. & Lt.),
Ser. A2, FGIC, 5s, 9/1/35 ##	A	$500,000	$500,845
Junction City, G.O. Bonds, Ser. A, 5s, 6/1/08	Aaa	1,925,000	1,934,336
KS State Dev. Fin. Auth. Rev. Bonds,
Ser. K, MBIA
5 1/4s, 11/1/26	Aaa	1,355,000	1,410,826
5 1/4s, 11/1/25	Aaa	1,620,000	1,696,934
KS State Dev. Fin. Auth. Hlth. Fac. Rev. Bonds
(Stormont-Vail Hlthcare, Inc.), Ser. L, MBIA,
5 1/8s, 11/15/32	Aaa	1,260,000	1,253,813
Lenexa, Hlth. Care Rev. Bonds (LakeView
Village), Ser. C, 6 7/8s, 5/15/32 (Prerefunded)	AAA	500,000	579,120
Lenexa, Hlth. Care Fac. Rev. Bonds,
5 1/2s, 5/15/39	BBB–	1,500,000	1,252,260
			8,628,134

Kentucky (—%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	A–/F	245,000	250,147

Louisiana (0.7%)
Ernest N. Morial-New Orleans, Exhibit Hall
Auth. Special Tax Bonds, Ser. A, AMBAC,
5 1/4s, 7/15/21 (Prerefunded)	Aaa	500,000	553,535
LA Hsg. Fin. Mtge. Agcy. Rev. Bonds (Single
Fam. Home Ownership), Ser. A-2, GNMA
Coll., FNMA Coll., 5.8s, 6/1/36	Aaa	2,905,000	2,961,618
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (Cypress Apts.), Ser. A, GNMA
Coll., 5 1/2s, 4/20/38	Aaa	2,000,000	1,965,300
Rapides, Fin. Auth. Rev. Bonds (Cleco Pwr.),
5 1/4s, 11/1/37	Baa1	500,000	498,905
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B
5 7/8s, 5/15/39	BBB	950,000	884,175
5 1/2s, 5/15/30	BBB	2,500,000	2,373,025
			9,236,558

Maine (0.1%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
Ser. C, FSA
5 3/4s, 7/1/30	Aaa	300,000	311,787
5 3/4s, 7/1/30 (Prerefunded)	Aaa	1,200,000	1,303,068
			1,614,855

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Maryland (0.6%)
Howard Cnty., Rev. Bonds, Ser. A, U. S. Govt.
Coll. , 8s, 5/15/29 (Prerefunded)	AAA	$5,000,000	$5,718,050
MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (WA Cnty. Hosp.)
6s, 1/1/43	BBB–	1,590,000	1,551,093
5 3/4s, 1/1/38	BBB–	1,000,000	949,500
			8,218,643

Massachusetts (3.7%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, MBIA,
5 1/2s, 1/1/11	Aaa	1,500,000	1,576,560
MA State Dev. Fin. Agcy. Rev. Bonds
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,095,961
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A–	820,000	838,007
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	AAA/P	725,000	881,542
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	2,950,000	3,005,372
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30
(Prerefunded)	BBB+/F	1,965,000	2,148,000
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	4,750,000	4,810,705
(Med. Ctr. of Central MA), AMBAC,
6.55s, 6/23/22	Aaa	5,850,000	5,984,843
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	900,000	924,435
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	996,340
(Hlth. Care Syst. -Covenant Hlth.),
6s, 7/1/31	A/F	1,065,000	1,100,869
(Hlth. Care Syst. -Covenant Hlth.),
6s, 7/1/31 (Prerefunded)	AAA/P	285,000	319,328
(Partners Hlth. Care Syst.), Ser. C,
5 3/4s, 7/1/21	Aa2	5,000,000	5,245,050
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,013,040
(Caritas Christian Oblig. Group), Ser. A,
5 5/8s, 7/1/20	BBB	1,645,000	1,649,178
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB–	450,000	451,413
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/09	BBB–	1,135,000	1,147,406
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	Aa2	3,305,000	3,313,593
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	825,000	699,427
(Partners Healthcare Syst.), Ser. F,
5s, 7/1/22	Aa2	1,000,000	1,022,480
(Worcester City Campus Corp.), Ser. F,
FGIC, 4 1/2s, 10/1/25	A+	600,000	567,864
MA State Port Auth. Rev. Bonds, 13s, 7/1/13
(Prerefunded)	AAA/P	4,715,000	6,012,757
			46,804,170

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Michigan (2.0%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	Aaa	$500,000	$513,170
Detroit, Swr. Disp. FRN, Ser. D, FSA,
3.768s, 7/1/32	Aaa	1,465,000	1,150,025
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
1.35s, 7/1/33	A–1+	2,100,000	2,100,000
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
Med. Ctr.), 6s, 7/1/20	Ba1	525,000	512,946
Garden City, Hosp. Fin. Auth. Rev. Bonds
Ser. A, 5 3/4s, 9/1/17	Ba1	535,000	525,081
Ser. A, 5 3/4s, 9/1/17 (Prerefunded)	Ba1	465,000	476,997
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	3,029,760
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A+	1,250,000	1,306,988
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	1,000,000	1,053,850
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	500,000	450,390
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	2,915,000	2,889,057
MI State Strategic Fund Solid Waste Disp. Rev.
Bonds (SD Warren Co.), Ser. C,
7 3/8s, 1/15/22	BB/P	5,000,000	5,006,050
MI State Strategic Fund, Ltd. Mandatory Put
Bonds (Dow Chemical), 5 1/2s, 6/1/13	A3	5,000,000	5,144,150
MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	BBB	1,000,000	944,590
			25,103,054

Minnesota (0.9%)
Martin Cnty., Hosp. Rev. Bonds (Fairmont
Cmnty. Hosp. Assn.), 6 5/8s, 9/1/22	BBB–/P	4,010,000	4,099,624
MN Agricultural & Econ. Dev. Board Rev.
Bonds (Evangelical Lutheran), 6s, 2/1/27	A3	1,625,000	1,674,823
MN State Higher Ed. Fac. Auth. VRDN
(St. Olaf College)
Ser. 5-M1, 1.30s, 10/1/32	VMIG1	3,000,000	3,000,000
Ser. 5-M2, 1.30s, 10/1/20	VMIG1	400,000	400,000
MN State Hsg. Fin. Agcy. Rev. Bonds (Res.
Hsg.), Ser. H, 4.3s, 1/1/13	Aa1	660,000	660,244
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Baa3	1,250,000	1,174,738
Winona, Hlth. Care Fac. Rev. Bonds, Ser. A,
6s, 7/1/34	BBB	500,000	503,305
			11,512,734

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Mississippi (0.3%)
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll.,
6.7s, 11/1/29	Aaa	$620,000	$640,398
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	2,310,000	2,386,253
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,180,000	1,189,735
			4,216,386

Missouri (1.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (St. Francis Med. Ctr.),
Ser. A
5 1/2s, 6/1/32	A+	3,250,000	3,256,955
5 1/2s, 6/1/27	A+	3,250,000	3,291,925
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	Aaa	9,500,000	9,536,100
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	150,000	147,374
MO State Hlth. & Edl. Fac. Auth. VRDN (SSM
Hlth. Care), Ser. C-1, FSA, 1.35s, 6/1/19	A–1+	2,100,000	2,100,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1,
GNMA Coll., FNMA Coll., 7.45s, 9/1/31	AAA	280,000	287,487
(Single Fam. Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	280,000	286,017
(Single Fam. Mtge.), Ser. D-2, GNMA Coll.,
FNMA Coll. , 6 1/2s, 9/1/29	AAA	185,000	190,759
(Single Fam. Mtge.), Ser. B-2, GNMA Coll.,
FNMA Coll., 6.4s, 9/1/29	AAA	410,000	423,555
(Single Fam. Home Ownership Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	1,200,000	1,215,840
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll.
3.85s, 9/1/10	AAA	135,000	135,487
3.6s, 9/1/09	AAA	145,000	147,195
			21,018,694

Nebraska (—%)
Central Plains, Energy Project Rev. Bonds
(NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	Aa3	470,000	461,695

Nevada (1.8%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-1,
AMBAC, 5s, 7/1/27	Aaa	10,000,000	9,314,500
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Aaa	7,570,000	7,267,503

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Nevada continued
Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB/P	$1,720,000	$1,700,392
Fernley, G.O. Bonds (Wtr. & Swr.), FSA,
4 5/8s, 2/1/32	Aaa	4,345,000	4,142,566
Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA,
5s, 7/1/11	Aaa	500,000	533,710
			22,958,671

New Hampshire (1.3%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	1,000,000	906,720
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Hlth. Care Syst. -Covenant Hlth.), 6 1/8s,
7/1/31 (Prerefunded)	A	4,000,000	4,484,240
(Southern NH Med. Ctr.), Ser. A,
5 1/4s, 10/1/28	A–	3,585,000	3,321,825
(Southern NH Med. Ctr.), Ser. A,
5 1/4s, 10/1/23	A–	1,820,000	1,778,522
NH Hlth. & Ed. Fac. Auth. Hosp. Rev. Bonds
(Catholic Med. Ctr.), 5s, 7/1/32	Baa1	2,865,000	2,521,028
NH Hlth. and Edl. Fac. Auth. Hosp. Rev.
Bonds (Concord Hosp.), FGIC, 5s, 10/1/24	A3	2,900,000	2,938,483
NH State Bus. Fin. Auth. Rev. Bonds (Alice
Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29
(Prerefunded)	BBB–/P	900,000	973,188
			16,924,006

New Jersey (5.3%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds
(Perth Amboy Muni. Complex), FGIC,
5s, 3/15/31	A3	3,500,000	3,502,940
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U. S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/P	3,150,000	3,657,308
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,750,000	9,404,850
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	8,000,000	8,037,680
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(South Jersey Hosp.), 6s, 7/1/12	A3	5,000,000	5,202,050
(St. Peters U. Hosp.), 5 3/4s, 7/1/37	Baa2	4,750,000	4,555,155
(Atlantic City Med.), 5 3/4s, 7/1/25	A+	280,000	288,350
(Atlantic City Med.), 5 3/4s, 7/1/25
(Prerefunded)	A+	220,000	244,024
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/36	A–	5,635,000	5,278,868
NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	Aaa	20,260,000	8,416,409
NJ State Edl. Fac. Auth. VRDN (Princeton U.),
Ser. B, 1.10s, 7/1/21	A–1+	3,500,000	3,500,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10	Aaa	6,250,000	6,783,000

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

New Jersey continued
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	Aaa	$2,000,000	$2,346,640
6 3/8s, 6/1/32 (Prerefunded)	Aaa	1,775,000	2,007,046
6 1/8s, 6/1/42 (Prerefunded)	Aaa	1,600,000	1,798,144
Ser. 1A, 5s, 6/1/29	BBB	2,850,000	2,407,082
			67,429,546

New Mexico (0.3%)
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	640,000	645,069
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	755,000	759,749
U. of NM Rev. Bonds (Hosp. Mtg.), FSA, FHA
Insd., 5s, 1/1/24	Aaa	2,000,000	2,036,340
			3,441,158

New York (9.2%)
Long Island, Pwr. Auth. NY Elec. Syst. Rev.
Bonds, Ser. D, MBIA, 5s, 9/1/20	Aaa	500,000	519,455
Metro. Trans. Auth. Rev. Bonds, Ser. B, MBIA,
5s, 11/15/28	Aaa	500,000	502,645
Nassau Cnty., Hlth. Care Syst. Rev. Bonds, FSA
6s, 8/1/15 (Prerefunded)	Aaa	5,000,000	5,359,400
6s, 8/1/14 (Prerefunded)	Aaa	4,410,000	4,726,991
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.), Ser. C,
5 5/8s, 11/1/10	A3	390,000	392,184
NY City, G.O. Bonds
Ser. G, 5 1/4s, 8/1/16	AA	625,000	683,544
Ser. M, 5s, 4/1/24	AA	7,725,000	7,829,597
Ser. J/J-1, 5s, 6/1/21	AA	250,000	258,273
Ser. I-1, 5s, 4/1/19	AA	75,000	78,416
NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Aaa	300,000	309,630
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Polytechnic U.), 6s, 11/1/20 (Prerefunded)	AAA	4,250,000	4,673,470
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	Baa3	11,500,000	11,280,235
NY City, Indl. Dev. Agcy. Special Fac. Rev.
Bonds (British Airways PLC), 5 1/4s, 12/1/32	Ba1	200,000	154,334
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds, Ser. B, AMBAC, 5s, 6/15/28	Aaa	5,000,000	5,059,200
NY City, State Dorm. Auth. Lease Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	AA–	2,800,000	3,043,096

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A,
6s, 7/1/20	AA–	$10,900,000	$12,660,786
(City U.), Ser. A, 5 3/4s, 7/1/18	AA–	12,485,000	14,193,697
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	600,000	563,322
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	743,820
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA–	23,100,000	25,928,133
(North Shore Long Island Jewish Group),
5 3/8s, 5/1/23 (Prerefunded)	Aaa	2,000,000	2,203,320
(Brooklyn Law School), Ser. B, XLCA,
5 3/8s, 7/1/22	A3	1,000,000	1,044,200
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	Aaa	285,000	311,850
NY State Dorm. Auth. State Supported Debt
Rev. Bonds (Mental Hlth. Svcs. Fac. Impt.),
Ser. B, FSA, 5s, 2/15/19	Aaa	1,465,000	1,564,371
NY State Energy Research & Dev. Auth. Fac.
Mandatory Put Bonds, 4.7s, 10/01/12	A1	500,000	500,545
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C,
7s, 8/1/31	BB–/P	750,000	733,890
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	75,000	75,585
FGIC, 4 3/4s, 10/15/28	Aa3	8,500,000	7,739,930
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	2,206,358
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s Ferry),
Ser. A, 7 1/4s, 11/1/28 (Prerefunded)	AAA	1,000,000	1,095,860
Westchester, Tobacco Asset Securitization
Corp. Rev. Bonds, 5s, 6/1/26	BBB	1,000,000	949,560
			117,385,697

North Carolina (4.0%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, MBIA, 7s, 1/1/13	Aaa	11,680,000	13,081,250
Ser. D, 6 3/4s, 1/1/26	Baa1	5,000,000	5,183,850
AMBAC, 6s, 1/1/18	Aaa	7,000,000	7,733,110
Ser. A, 5 3/4s, 1/1/26	Baa1	5,000,000	5,066,500
NC Hsg. Fin. Agcy. FRN (Homeownership),
Ser. 26, Class A, 5 1/2s, 1/1/38	Aa2	1,000,000	1,013,460
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(United Methodist Home), 7 1/8s, 10/1/23
(Prerefunded)	BB+/P	3,000,000	3,248,340
(First Mtge. -Forest at Duke), 6 3/8s, 9/1/32
(Prerefunded)	AAA/P	3,000,000	3,423,300

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

North Carolina continued
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	$250,000	$231,275
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	11,000,000	11,555,060
Ser. A, 5 1/2s, 1/1/13	A3	200,000	217,426
			50,753,571

North Dakota (0.1%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s,
8/15/24 (Prerefunded)	Baa2	1,000,000	1,118,970

Ohio (5.3%)
Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
6s, 6/1/42	BBB	2,000,000	1,837,760
5 3/4s, 6/1/34	BBB	34,100,000	30,539,278
5 1/8s, 6/1/24	BBB	5,535,000	5,168,085
Cleveland, Parking Fac. Rev. Bonds, FSA,
5 1/4s, 9/15/22	Aaa	600,000	658,818
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	4,250,000	4,411,798
Cuyahoga Cnty., Hosp. VRDN (U. Hosp.),
0.98s, 1/1/16	VMIG1	2,000,000	2,000,000
Franklin Cnty., Rev. Bonds (Online Computer
Library Ctr.), 5s, 4/15/11	A	500,000	528,335
Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, MBIA, 5s, 12/1/28	Aaa	6,130,000	6,202,641
Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Care Refurbish & Impt.), Ser. A,
5 1/4s, 10/1/33	AA–	750,000	723,458
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper
Valley Med. Ctr.)
5 1/4s, 5/15/21	A–	1,000,000	996,190
5 1/4s, 5/15/18	A–	625,000	639,888
5 1/4s, 5/15/14	A–	1,350,000	1,418,270
Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30	A	3,500,000	3,532,760
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22
(Prerefunded)	A2	1,000,000	1,092,930
OH State Higher Edl. Fac. Mandatory Put
Bonds (Kenyon College)
5.05s, 7/1/16	A1	1,000,000	1,078,160
4.95s, 7/1/15	A1	5,000,000	5,374,000

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Ohio continued
OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22
(Prerefunded)	AA–	$1,000,000	$1,107,040
U. of Cincinnati Rev. Bonds, Ser. D, AMBAC,
5s, 6/1/23	Aaa	500,000	512,750
			67,822,161

Oklahoma (0.6%)
Grand River Dam Auth. Rev. Bonds, Ser. A,
FSA, 5s, 6/1/12	Aaa	250,000	270,940
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U. S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded)	Aaa	525,000	552,111
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	745,000	714,991
OK State Indl. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29 (Prerefunded)	Aaa	3,470,000	3,674,348
5 3/4s, 8/15/29 (Prerefunded)	Aaa	2,530,000	2,678,992
			7,891,382

Oregon (0.6%)
OR State G.O. Bonds (Veterans Welfare),
Ser. 81, 5 1/4s, 10/1/42	Aa2	6,335,000	6,304,972
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	1,920,000	1,892,698
			8,197,670

Pennsylvania (3.1%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24	Aaa	2,210,000	2,495,908
(Hlth. Syst. -West PA), Ser. A,
5 3/8s, 11/15/40	Ba2	4,750,000	3,799,288
Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, MBIA
5 1/2s, 12/1/30	Aaa	150,000	154,019
5 1/2s, 12/1/30 (Prerefunded)	Aaa	850,000	925,021
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	4,650,000	4,707,102
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.), 7 1/4s, 7/1/24
(Prerefunded)	AAA/P	500,000	589,795
East Stroudsburg, Area School Dist. G.O.
Bonds, FSA, 5s, 9/1/27 ##	Aaa	5,500,000	5,616,160
Greater Johnstown, School Dist. G.O. Bonds,
Ser. B, MBIA, 5 1/2s, 8/1/17	Aaa	1,250,000	1,340,625
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen.
Hosp.), 5.15s, 3/15/20 (Prerefunded)	AAA/P	50,000	54,735

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), 5 3/8s,
8/15/33 (Prerefunded)	Baa1	$750,000	$824,393
(Lehigh Valley Hosp. Hlth. Network), Ser. A,
5 1/4s, 7/1/32	A1	1,800,000	1,763,586
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.)
5 1/8s, 1/1/37	BBB+	2,000,000	1,744,260
6s, 1/1/43 (Prerefunded)	BBB+	2,500,000	2,856,050
Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac.
Rev. Bonds (Aqua PA, Inc.), Ser. A,
5 1/4s, 7/1/42	AA–	3,250,000	3,081,943
PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A, 6 1/4s, 11/1/31	A2	1,000,000	1,003,500
PA Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.4s, 1/1/09	B+	3,100,000	3,106,696
Philadelphia Auth. for Indl. Dev. Rev. Bonds,
Ser. B, FSA, 5 1/4s, 10/1/10 (Prerefunded)	Aaa	1,485,000	1,586,129
Philadelphia, Hosp. & Higher Ed. Fac. Auth.
Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/10 (In default) †	D/P	5,415,577	542
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
Ser. B, FGIC, 5 1/4s, 11/1/14	A3	500,000	536,480
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31	A	330,000	336,085
5 7/8s, 12/1/31 (Prerefunded)	A	1,120,000	1,249,114
Washington Cnty., Hosp. Auth. Rev. Bonds
(Monongah Ela Vy Hosp.), 6 1/4s, 6/1/22	A3	1,250,000	1,309,963
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	501,260
York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	Aaa	485,000	501,669
			40,084,323

Puerto Rico (3.7%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 3/8s, 5/15/33	BBB	250,000	238,883
Cmnwlth of PR Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, FGIC, zero %, 8/1/41	A1	350,000	49,273
Cmnwlth. of PR, G.O. Bonds, Ser. A,
5s, 7/1/24	Baa3	5,000,000	4,816,500
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A
6s, 7/1/44	Baa3	3,400,000	3,480,614
6s, 7/1/38	Baa3	3,000,000	3,082,860
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds
Ser. AA, 5s, 12/1/16	BBB	3,295,000	3,440,738
Ser. B, 5s, 12/1/13	BBB	250,000	263,705

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Puerto Rico continued
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. K
5s, 7/1/17	BBB+	$2,900,000	$2,979,576
5s, 7/1/13	BBB+	500,000	525,585
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac. -AES),
6 5/8s, 6/1/26	Baa3	250,000	260,503
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Auxilio Mutuo Oblig.
Group), Ser. A, MBIA, 6 1/4s, 7/1/16	Aaa	3,800,000	3,810,336
Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds,
Ser. A, 5 1/4s, 8/1/24	Baa3	750,000	750,398
Cmnwlth. of PR, Pub. Bldg. Auth. Rev.
Bonds (Govt. Fac.), Ser. N, Cmwlth of PR Gtd.
5 1/2s, 7/1/27	Baa3	2,000,000	2,011,340
5 1/2s, 7/1/23	Baa3	11,235,000	11,478,912
5 1/2s, 7/1/19	Baa3	750,000	784,778
Cmnwlth. of PR, Pub. Fin. Corp. Rev. Bonds,
Ser. A
AMBAC, 5 3/8s, 6/1/12 (Prerefunded)	Aaa	7,200,000	7,793,568
AMBAC, 5 1/4s, 8/1/30	Aaa	175,000	180,425
MBIA, 5 1/4s, 8/1/29	Aaa	500,000	515,500
U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	1,000,000	973,980
			47,437,474

South Carolina (2.2%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	A3	5,000,000	4,649,750
Florence Cnty., Hosp. Rev. Bonds (McLeod
Regl. Med. Ctr.), Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	2,500,000	2,576,925
Greenwood Cnty., Hosp. Rev. Bonds
(Memorial Hosp.), 5 1/2s, 10/1/26	A2	2,000,000	2,022,120
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37 (Prerefunded)	A+	2,000,000	2,245,140
Lexington Cnty., Hlth. Svcs. Dist. Hosp. Rev.
Bonds, 5s, 11/1/27	A+	5,000,000	4,687,100
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	500,000	574,635
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	1,750,000	1,749,528
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	BBB+/F	800,000	917,952
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	1,115,000	1,273,207
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	135,000	154,155
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B, 6 3/8s, 5/15/30	BBB	7,000,000	6,817,440
			27,667,952

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

South Dakota (0.9%)
Brookings, COP, AMBAC, 5 1/4s, 12/1/19 #	Aaa	$3,445,000	$3,543,424
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.55s, 5/1/18	AAA	1,000,000	1,007,620
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes Hlth. Care), 5.65s, 4/1/22	A–	1,110,000	1,102,585
(Prairie Lakes Hlth. Care), 5.65s, 4/1/22
(Prerefunded)	AAA/P	140,000	142,800
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A,
5 1/2s, 11/1/31	AA–	2,500,000	2,493,325
(Sanford Hlth.), 5s, 11/1/27	AA–	2,500,000	2,415,100
(Sanford Hlth.), 5s, 11/1/21	AA–	1,260,000	1,269,097
			11,973,951

Tennessee (1.8%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33
(Prerefunded)	Baa1	3,000,000	3,680,880
Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (First Mtge. Mountain
States Hlth.), Ser. A
7 1/2s, 7/1/33 (Prerefunded)	Baa1	1,250,000	1,511,750
5 1/2s, 7/1/36	Baa1	5,000,000	4,585,250
7 1/2s, 7/1/25 (Prerefunded)	Baa1	5,000,000	6,047,000
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,040,280
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	310,000	355,334
6 1/2s, 9/1/26 (Prerefunded)	AAA	190,000	217,786
TN Energy Acquisition Corp. Gas Rev. Bonds,
Ser. A, 5 1/4s, 9/1/24	Aa3	4,375,000	4,097,231
			22,535,511

Texas (11.0%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB–/P	715,000	722,064
5 7/8s, 11/15/18	BB–/P	4,250,000	4,228,155
Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG
5s, 2/15/25	Aaa	2,000,000	2,053,200
5s, 2/15/24	Aaa	2,000,000	2,066,440
Brazoria Cnty., Brazos River Harbor Naval Dist.
(Dow Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	A3	1,070,000	941,696
Dallas, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/21	Aaa	12,500,000	12,848,375

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Texas continued
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	$1,035,000	$1,039,637
Gateway, Pub. Fac. Corp. Rev. Bonds
(Stonegate Villas Apt.), FNMA Coll.,
4.55s, 7/1/34	Aaa	1,500,000	1,520,340
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds
(Georgetown Hlth. Care Syst.), 6 1/4s, 8/15/29
(Prerefunded)	AAA/P	900,000	962,055
Houston, Wtr. & Swr. Rev. Bonds (Jr. Lien),
FSA, 5s, 12/1/30 (Prerefunded)	Aaa	1,000,000	1,089,080
Houston, Wtr. & Swr. Syst. Rev. Bonds,
Ser. A, FSA
zero %, 12/1/27 (Prerefunded)	Aaa	1,520,000	529,112
zero %, 12/1/22 (Prerefunded)	Aaa	10,920,000	5,301,442
La Porte, Indpt. School Dist. G.O. Bonds
(Schoolhouse), AGO, 5s, 2/15/26 ##	Aaa	570,000	575,660
Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B,
FSA, 5s, 10/1/16	Aaa	750,000	819,465
Mansfield, Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/27	Aaa	3,630,000	3,657,044
Matagorda Cnty., Navigation Dist. TX Poll.
Control Rev. Bonds (Dist. No. 1 AEP Texas
Central Co.), 5 1/8s, 6/1/30	Baa2	250,000	249,803
Mission Cons., Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/23	Aaa	840,000	868,644
Montgomery Cnty. , G.O. Bonds, Ser. A, FSA,
5s, 3/1/21	Aaa	1,750,000	1,836,135
North TX Thruway Auth. Rev. Bonds, Ser. A
6s, 1/1/25 ##	A2	7,700,000	8,022,014
5 5/8s, 1/1/33 ##	A2	4,750,000	4,727,533
MBIA, 5 1/8s, 1/1/28 ##	Aaa	5,000,000	4,996,500
Northside Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/24	Aaa	1,705,000	1,740,498
Paris, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/25	Aaa	1,000,000	1,022,950
Plano, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/29	Aaa	1,705,000	1,712,638
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,500,000	2,578,225
San Antonio, Arpt. Syst. Rev. Bonds, FSA,
5 1/4s, 7/1/32	Aaa	1,415,000	1,399,577
Spring, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/24	Aaa	500,000	509,125
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner
Retirement Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	910,910
5 1/4s, 11/15/22	A–	2,500,000	2,401,225

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Texas continued
Tarrant Cnty., Hosp. Dist. Rev. Bonds, MBIA,
5 1/2s, 8/15/19	Aaa	$1,870,000	$1,975,898
TX Muni. Gas Acquisition & Supply Corp. I
Rev. Bonds
Ser. A, 5 1/4s, 12/15/26	A1	5,000,000	4,367,850
(Gas Supply), Ser. A, 5 1/4s, 12/15/22	A1	5,000,000	4,547,750
TX State G.O. Bonds (Trans. Comm. Mobility
Fund), 4 3/4s, 4/1/27	Aa1	5,000,000	4,938,400
TX State Rev. Bonds, 6.2s, 9/30/11	Aa1	20,800,000	22,656,570
TX State Affordable Hsg. Corp. Single Fam.
Mtge. Rev. Bonds (Professional Ed. Home
Loan), Ser. A-3, FHLMC Coll., GNMA Coll.,
FNMA Coll., 5.6s, 2/1/39	Aaa	1,987,841	2,063,936
TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	Aa1	6,500,000	8,150,155
TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	1,000,000	1,015,020
TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	AAA	7,585,000	7,699,837
Victoria, Indpt. School Dist. G.O. Bonds
(School Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,474,698
Victoria, Util. Syst. Rev. Bonds, AMBAC,
5s, 12/1/27	Aaa	3,960,000	3,965,742
White Settlement, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG
zero %, 8/15/16	AAA	2,060,000	1,466,885
zero %, 8/15/15	AAA	1,595,000	1,199,153
zero %, 8/15/13	AAA	2,775,000	2,303,528
			141,154,964

Utah (0.6%)
Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, 8 1/8s, 5/15/15
(Prerefunded)	AAA	5,000,000	5,815,450
AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	Aaa	2,000,000	2,005,940
			7,821,390

Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	815,000	815,033
FRN (Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	955,000	953,415
			1,768,448

Virgin Islands (—%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC,
5s, 10/1/24	A3	250,000	243,968

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Virginia (2.3%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	$4,750,000	$4,807,998
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds,
FSA, 5.929s, 8/23/27	Aaa	20,000,000	22,837,200
Prince William Cnty., Indl. Dev. Auth. Hosp.
Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	1,500,000	1,472,040
			29,117,238

Washington (3.0%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1
Production Syst.), FGIC
5s, 9/1/25	A3	695,000	695,723
5s, 9/1/24	A3	615,000	618,321
Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A
5s, 12/1/23	A	525,000	525,362
5s, 12/1/22	A	1,050,000	1,058,736
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,155,000	2,176,722
6 1/2s, 6/1/26	BBB	3,555,000	3,662,681
WA State G.O. Bonds
Ser. D, FSA, 5s, 1/1/28	Aaa	8,320,000	8,385,645
(Motor Vehicle Fuel), Ser. B, MBIA,
5s, 7/1/24	Aaa	5,270,000	5,380,038
Ser. A, FSA, 5s, 7/1/23	Aaa	10,035,000	10,332,337
WA State Hlth. Care Fac. Auth. Rev. Bonds
Ser. C, Radian Insd., 5 3/8s, 8/15/28	AA	1,850,000	1,797,479
(Kadlec Med. Ctr.), Ser. A, 5s, 12/1/21	Aaa	3,000,000	3,097,740
WA State Hsg. Fin. Comm. Rev. Bonds
(Single Family Program), Ser. 2A, GNMA
Coll. , FNMA Coll. , 5s, 12/1/25	Aaa	1,170,000	1,169,672
			38,900,456

West Virginia (1.2%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A, MBIA,
5s, 6/1/29	Aaa	6,200,000	6,215,872
Harrison Cnty., Cmnty. Solid Waste Disp. Rev.
Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa2	5,400,000	5,106,672
Mason Cnty., Poll. Control FRB (Appalachian
Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/22	Baa2	2,000,000	1,994,060
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa2	2,500,000	2,343,500
			15,660,104

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Wisconsin (1.0%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	$1,000,000	$1,032,520
6 3/8s, 6/1/32	BBB	10,615,000	10,661,812
Wilmot, Unified High School Dist. G.O. Bonds,
Ser. B, FSA, 5s, 3/1/24	Aaa	1,000,000	1,028,930
			12,723,262

Total municipal bonds and notes (cost $1,235,731,679)			$1,265,838,316

PREFERRED STOCKS (1.0%)*

		Shares	Value

Charter Mac. Equity Trust 144A Ser. A,
6.625% cum. pfd.		4,000,000	$4,146,840
GMAC Muni. Mtge. Trust 144A
Ser. A1-2, 4.9s, cum. pfd.		500,000	493,025
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A, 6.875% cum. pfd.		6,000,000	6,210,120
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. B, 7 3/4s cum. pfd.		2,000,000	2,149,380

Total preferred stocks (cost $12,500,000)			$12,999,365

TOTAL INVESTMENTS

Total investments (cost $1,248,231,679)			$1,278,837,681

  * Percentages indicated are based on net assets of $1,278,767,720.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

  † Non-income-producing security.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2008.

## Forward commitments, in part or in entirety (Note 1).

(F) Is valued at fair value following procedures approved by the Trustees.

At March 31, 2008, liquid assets totaling $20,058,677 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at March 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at March 31, 2008 (as a percentage of net assets):

Health care	28.1%
State government	15.0
Utilities	14.0
Local government	11.0

The fund had the following insurance concentration greater than 10% at March 31, 2008 (as a percentage of net assets):

FSA	10.6%

FUTURES CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	7	$832,672	Jun-08	$(13,127)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty/		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Citibank, N. A.
$7,050,000	(E)	6/17/28	3.72%	USD-SIFMA
				Municipal Swap Index	$(21,432)

3,525,000	(E)(F)	6/24/28	3.61%	USD-SIFMA
				Municipal Swap Index	38,983

Total					$ 17,551

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty/	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Citibank, N. A.
$9,680,000	6/17/08	—	4.72% minus	$ 40,450
			Municipal Market
			Data Index AAA
			municipal yields
			20 Year rate

5,543,333	6/20/08	—	4.35% minus	330
			Municipal Market
			Data Index AAA
			municipal yields
			15 Year rate

5,543,333	6/18/08	—	4.35% minus	(216)
			Municipal Market
			Data Index AAA
			municipal yields
			15 Year rate

5,543,333	6/19/08	—	4.35% minus	(787)
			Municipal Market
			Data Index AAA
			municipal yields
			15 Year rate

4,840,000	6/24/08	—	4.66% minus	(21,389)
			Municipal Market
			Data Index AAA
			municipal yields
			20 Year rate

Total				$ 18,388

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,248,231,679)	$1,278,837,681

Cash	5,809,500

Interest and other receivables	20,239,257

Receivable for shares of the fund sold	1,559,352

Receivable for securities sold	6,387,817

Receivable from Manager (Note 2)	62,996

Unrealized appreciation on swap contracts (Note 1)	79,763

Total assets	1,312,976,366

LIABILITIES

Payable for variation margin (Note 1)	1,750

Distributions payable to shareholders	1,542,071

Payable for securities purchased	27,882,243

Payable for shares of the fund repurchased	1,881,805

Payable for compensation of Manager (Note 2)	1,620,038

Payable for investor servicing fees (Note 2)	66,556

Payable for Trustee compensation and expenses (Note 2)	314,894

Payable for administrative services (Note 2)	8,703

Payable for distribution fees (Note 2)	686,923

Unrealized depreciation on swap contracts (Note 1)	43,824

Other accrued expenses	159,839

Total liabilities	34,208,646

Net assets	$1,278,767,720

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,262,159,444

Undistributed net investment income (Note 1)	356,735

Accumulated net realized loss on investments (Note 1)	(14,377,273)

Net unrealized appreciation of investments	30,628,814

Total — Representing net assets applicable to capital shares outstanding	$1,278,767,720

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,229,201,734 divided by 145,395,953 shares)	$8.45

Offering price per class A share
(100/96.00 of $8.45)*	$8.80

Net asset value and offering price per class B share
($33,065,547 divided by 3,909,733 shares)**	$8.46

Net asset value and offering price per class C share
($11,291,022 divided by 1,333,933 shares)**	$8.46

Net asset value and redemption price per class M share
($5,054,128 divided by 596,242 shares)	$8.48

Offering price per class M share
(100/96.75 of $8.48)***	$8.76

Net asset value and offering price per class Y share
($155,289 divided by 18,359 shares)	$8.46

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INTEREST INCOME	$ 34,636,092

EXPENSES

Compensation of Manager (Note 2)	3,292,916

Investor servicing fees (Note 2)	424,136

Custodian fees (Note 2)	15,374

Trustee compensation and expenses (Note 2)	25,871

Administrative services (Note 2)	27,919

Distribution fees — Class A (Note 2)	1,323,865

Distribution fees — Class B (Note 2)	155,555

Distribution fees — Class C (Note 2)	46,151

Distribution fees — Class M (Note 2)	13,102

Other	277,961

Non-recurring costs (Notes 2 and 7)	2,202

Costs assumed by Manager (Notes 2 and 7)	(2,202)

Total expenses	5,602,850

Expense reduction (Note 2)	(92,409)

Net expenses	5,510,441

Net investment income	29,125,651

Net realized gain on investments (Notes 1 and 3)	3,474,945

Net realized loss on swap contracts (Note 1)	(774,378)

Net realized loss on futures contracts (Note 1)	(328,151)

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(31,050,199)

Net loss on investments	(28,677,783)

Net increase in net assets resulting from operations	$ 447,868

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 29,125,651	$ 52,966,478

Net realized gain on investments	2,372,416	3,032,802

Net unrealized depreciation of investments	(31,050,199)	(26,177,097)

Net increase in net assets resulting from operations	447,868	29,822,183

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(156,033)	—

Class B	(4,625)	—

Class C	(1,059)	—

Class M	(651)	—

Class Y	—	—

From tax-exempt net investment income

Class A	(27,515,829)	(49,919,319)

Class B	(677,139)	(1,544,670)

Class C	(163,291)	(298,353)

Class M	(106,014)	(203,309)

Class Y	(445)	—

Redemption fees (Note 1)	131	4,791

Increase (decrease) from capital share transactions
(Notes 4, 5 and 6)	(58,382,583)	163,839,481

Total increase (decrease) in net assets	(86,559,670)	141,700,804

NET ASSETS

Beginning of period	1,365,327,390	1,223,626,586

End of period (including undistributed net investment
income of $356,735 and distributions in excess of
net investment income of $143,830, respectively)	$1,278,767,720	$1,365,327,390

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
March 31, 2008**	$8.64	.19	(.19)	—	(.19)	(.19)	— (c)	$8.45	(.02)*	$1,229,202	.41*	2.22*	27.11*
September 30, 2007	8.79	.37	(.16)	.21	(.36)	(.36)	— (c)	8.64	2.49	1,311,819.79		4.26	24.58
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	— (c)	8.79	3.79	1,166,380.79		4.28	12.41
September 30, 2005	8.85	.38	(.01)	.37	(.38)	(.38)	— (c)	8.84	4.28	1,243,915.79		4.29	13.13
September 30, 2004	8.86	.39	(.01)	.38	(.39)	(.39)	—	8.85	4.45	1,318,059.83		4.48	32.64
September 30, 2003	8.88	.42	(.02)	.40	(.42)	(.42)	—	8.86	4.62	1,602,849.82		4.80	24.20

CLASS B
March 31, 2008**	$8.64	.17	(.19)	(.02)	(.16)	(.16)	— (c)	$8.46	(.19)*	$33,066	.73*	1.90*	27.11*
September 30, 2007	8.79	.32	(.16)	.16	(.31)	(.31)	— (c)	8.64	1.92	39,730	1.44	3.61	24.58
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	— (c)	8.79	3.11	43,125	1.44	3.63	12.41
September 30, 2005	8.86	.32	(.02)	.30	(.32)	(.32)	— (c)	8.84	3.48	58,550	1.44	3.64	13.13
September 30, 2004	8.86	.33	— (c)	.33	(.33)	(.33)	—	8.86	3.90	72,214	1.48	3.84	32.64
September 30, 2003	8.88	.36	(.02)	.34	(.36)	(.36)	—	8.86	3.92	103,996	1.47	4.16	24.20

CLASS C
March 31, 2008**	$8.65	.16	(.20)	(.04)	(.15)	(.15)	— (c)	$8.46	(.44)*	$11,291	.81*	1.84*	27.11*
September 30, 2007	8.80	.30	(.16)	.14	(.29)	(.29)	— (c)	8.65	1.64	8,432	1.59	3.46	24.58
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	— (c)	8.80	2.99	9,210	1.59	3.48	12.41
September 30, 2005	8.86	.31	(.01)	.30	(.31)	(.31)	— (c)	8.85	3.46	9,724	1.59	3.48	13.13
September 30, 2004	8.86	.32	— (c)	.32	(.32)	(.32)	—	8.86	3.69	9,690	1.63	3.69	32.64
September 30, 2003	8.89	.35	(.03)	.32	(.35)	(.35)	—	8.86	3.68	11,732	1.62	4.00	24.20

CLASS M
March 31, 2008**	$8.66	.18	(.18)	—	(.18)	(.18)	— (c)	$8.48	(.05)*	$5,054	.56*	2.08*	27.11*
September 30, 2007	8.81	.35	(.16)	.19	(.34)	(.34)	— (c)	8.66	2.19	5,346	1.09	3.96	24.58
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	— (c)	8.81	3.49	4,912	1.09	3.98	12.41
September 30, 2005	8.88	.35	(.01)	.34	(.36)	(.36)	— (c)	8.86	3.85	5,349	1.09	3.99	13.13
September 30, 2004	8.88	.37	— (c)	.37	(.37)	(.37)	—	8.88	4.26	6,104	1.13	4.18	32.64
September 30, 2003	8.90	.40	(.03)	.37	(.39)	(.39)	—	8.88	4.30	9,191	1.12	4.50	24.20

CLASS Y
March 31, 2008†**	$8.62	.10	(.16)	(.06)	(.10)	(.10)	—	$8.46	(.70)*	$155	.15*	1.17*	27.11*

 * Not annualized.

** Unaudited.

 † For the period January 2, 2008 (commencement of operations) to March 31, 2008.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

58	59

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the“fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $9,015,778 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $132,068 and $4,407,234 of capital losses acquired in connection with the acquisitions of Putnam Florida Tax Exempt Income Fund and Putnam Tax Free Health Care Fund, respectively, which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$2,860,244	September 30, 2011

4,476,476	September 30, 2012

430,649	September 30, 2013

1,248,409	September 30, 2014

The aggregate identified cost on a tax basis is $1,247,736,829, resulting in gross unrealized appreciation and depreciation of $59,045,845 and $27,944,993, respectively, or net unrealized appreciation of $31,100,852.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next

$5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2008, Putnam Management has assumed $2,202 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $431,508 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $92,409 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $531, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the“Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $46,673 and $399 from the sale of class A and class M shares, respectively, and received $8,789 and $447 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,286 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $350,286,680 and $450,522,079, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/08:

Shares sold	5,917,836	$ 50,892,730

Shares issued
in connection
with reinvestment
of distributions	2,230,410	19,087,252

	8,148,246	69,979,982

Shares
repurchased	(14,569,129)	(125,505,463)

Net decrease	(6,420,883)	$ (55,525,481)

Year ended 9/30/07:

Shares sold	6,206,599	$ 54,045,689

Shares issued
in connection
with reinvestment
of distributions	4,000,567	34,855,679

Shares issued
in connection
with the merger
of Putnam Florida
Tax Exempt Fund	14,697,140	128,976,236

Shares issued
in connection
with the merger
of Putnam Tax Free
Health Care Fund	21,831,305	189,019,807

	46,735,611	406,897,411

Shares
repurchased	(27,652,417)	(240,407,862)

Net increase	19,083,194	$ 166,489,549

CLASS B	Shares	Amount

Six months ended 3/31/08:

Shares sold	164,196	$ 1,415,705

Shares issued
in connection
with reinvestment
of distributions	48,596	416,351

	212,792	1,832,056

Shares
repurchased	(899,378)	(7,747,486)

Net decrease	(686,586)	$ (5,915,430)

Year ended 9/30/07:

Shares sold	142,819	$ 1,243,467

Shares issued
in connection
with reinvestment
of distributions	105,544	919,989

Shares issued
in connection
with the merger
of Putnam Florida
Tax Exempt Fund	1,703,453	14,955,676

	1,951,816	17,119,132

Shares
repurchased	(2,259,063)	(19,679,240)

Net decrease	(307,247)	$ (2,560,108)

CLASS C	Shares	Amount

Six months ended 3/31/08:

Shares sold	391,367	$ 3,361,691

Shares issued
in connection
with reinvestment
of distributions	12,629	108,125

	403,996	3,469,816

Shares
repurchased	(44,770)	(383,710)

Net increase	359,226	$ 3,086,106

Year ended 9/30/07:

Shares sold	281,604	$ 2,459,059

Shares issued
in connection
with reinvestment
of distributions	22,344	194,983

	303,948	2,654,042

Shares
repurchased	(375,745)	(3,272,099)

Net decrease	(71,797)	$ (618,057)

CLASS M	Shares	Amount

Six months ended 3/31/08:

Shares sold	25,063	$ 215,022

Shares issued
in connection
with reinvestment
of distributions	9,984	85,707

	35,047	300,729

Shares
repurchased	(55,901)	(484,759)

Net decrease	(20,854)	$ (184,030)

Year ended 9/30/07:

Shares sold	39,693	$ 350,134

Shares issued
in connection
with reinvestment
of distributions	18,521	161,759

Shares issued
in connection
with the merger
of Putnam Florida
Tax Exempt Fund	67,205	591,303

	125,419	1,103,196

Shares
repurchased	(65,637)	(575,099)

Net increase	59,782	$ 528,097

CLASS Y	Shares	Amount

For the period 1/2/08 (commencement of operations)
to 3/31/08:

Shares sold	18,327	$155,992

Shares issued
in connection
with reinvestment
of distributions	53	445

	18,380	156,437

Shares
repurchased	(21)	(185)

Net increase	18,359	$156,252

At March 31, 2008, Putnam, LLC owned 1,174 class Y shares of the fund (6% of class Y shares outstanding), valued at $9,932.

Note 5: Acquisition of Putnam FloridaTax Exempt Income Fund

On February 26, 2007, the fund issued 14,697,140, 1,703,453, and 67,205 class A, class B, and class M shares, respectively, in exchange for 14,134,202, 1,639,255, and 64,810 class A, class B, and class M shares of Putnam Florida Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Florida Tax Exempt Income Fund on February 23, 2007, the valuation date, were $1,177,216,551 and $144,523,215, respectively. On February 23, 2007, Putnam Florida Tax Exempt Income Fund had distributions in excess of net investment income of $18,523, accumulated net realized loss of $897,446 and unrealized appreciation of $7,121,722. The aggregate net assets of the fund immediately following the acquisition were $1,321,739,766.

Information presented in the Statement of changes in net assets reflect only operations of Putnam Tax Exempt Income Fund.

Note 6: Acquisition of PutnamTax Free
Health Care Fund

On September 17, 2007, the fund issued 21,831,305 class A shares, in exchange for 13,433,457 class A shares of Putnam Tax Free Health Care Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Tax Free Health Care Fund on September 14, 2007, the valuation date, were $1,244,251,419 and $189,019,807, respectively. On September 14, 2007, Putnam Tax Free Health Care Fund had distributions in excess of net investment income of $241,633, accumulated net realized loss of $4,628,854 and unrealized appreciation of $6,789,584. The aggregate net assets of the fund immediately following the acquisition were $1,433,271,226.

Information presented in the Statement of changes in net assets reflect only operations of Putnam Tax Exempt Income Fund.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the fund’s financial statements and related disclosures.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA041 250645 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008